[GRAPHIC - PICTURE OF AN OWL]

ANNUAL REPORT DECEMBER 31, 2001

INVEST WISELY(R).

VARIABLE SERIES
MONTGOMERY GROWTH FUND

[THE MONTGOMERY FUNDS(SM) LOGO]

[GRAPHIC - PICTURE OF AN OWL]
[THE MONTGOMERY FUNDS(SM) LOGO]
INVEST WISELY(R).

Montgomery Variable Series: Growth Fund|MGGRX

ANDREW PRATT, CFA                        Portfolio Manager
Average annual total returns for the period ended 12/31/01

                          MONTGOMERY VARIABLE SERIES:
                                  GROWTH FUND

Since inception (2/9/96)                                          6.70%
One year                                                        (20.75)%
Five years                                                        2.87%

                    S&P 500 INDEX/RUSSELL 1000 GROWTH INDEX

Since 1/31/96                                           12.21%  /  10.16%
One year                                               (11.88)% / (20.42)%
Five years                                              10.70%  /   8.27%

[CHART OF GROWTH OF A $10,000 INVESTMENT]

MAM 12/31/01 PLOT POINTS

Variable Series: Growth Fund

July 01             $15,683
Aug                 $14,433
Sept                $13,374
Oct                 $13,624
Nov                 $14,600
Dec                 $14,654

S&P 500 Index

July 01          $20,724
Aug              $19,428
Sept             $17,859
Oct              $18,200
Nov              $19,596
Dec              $19,767

Lipper Growth Funds Average

July 01             $18,231
Aug                 $17,126
Sept                $15,751
Oct                 $16,086
Nov                 $17,253
Dec                 $17,411

MAM 12/31/01 PLOT POINTS

VARIABLE SERIES: GROWTH FUND

RUSSELL 1000 GROWTH INDEX

Jan 96             $10,000
Feb                $10,183
Mar                $10,196
April              $10,464
May                $10,830
Jun                $10,845
July               $10,209
Aug                $10,473
Sept               $11,235
Oct                $11,303
Nov                $12,152
Dec                $11,914
Jan 97             $12,749
Feb                $12,663
Mar                $11,978
April              $12,773
May                $13,695
Jun                $14,243
July               $15,503
Aug                $14,595
Sept               $15,314
Oct                $14,747
Nov                $15,374
Dec                $15,546
Jan 98             $16,011
Feb                $17,215
Mar                $17,902
April              $18,149
May                $17,635
Jun                $18,714
July               $18,591
Aug                $15,801
Sept               $17,014
Oct                $18,382
Nov                $19,780
Dec                $21,563
Jan 99             $22,830
Feb                $21,787
Mar                $22,934
April              $22,963
May                $22,258
Jun                $23,817
July               $23,060
Aug                $23,437
Sept               $22,944
Oct                $24,677
Nov                $26,008
Dec                $28,714
Jan 00             $27,367
Feb                $28,705
Mar                $30,760
April              $29,296
May                $27,821
Jun                $29,929
July               $28,682
Aug                $31,278
Sept               $28,320
Oct                $26,980
Nov                $23,003
Dec                $22,275
Jan 01             $23,814
Feb                $19,771
Mar                $17,619
April              $19,848
May                $19,556
Jun                $19,103
July               $18,625
Aug                $17,102
Sept               $15,395
Oct                $16,202
Nov                $17,759
Dec                $17,726

(1) The Standard & Poor's 500 Index is composed of 500 widely held common stocks listed on the NYSE, AMEX and OTC markets. (2) The Russell 1000 Growth Index is a capitalization-weighted total return index that includes the largest companies within the Russell 3000 Index with higher price-to-book ratios and higher forecasted growth values. This index is an appropriate comparison to the Fund because of the Fund's large capitalization, growth-oriented strategy (3) The Lipper Growth Funds Average universe consists of 905 funds.

You cannot invest directly in an index. Past performance is no guarantee of future results. Net asset value, investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Performance figures reflect a partial waiver of fees without which the total return would have been lower.

                                TOP TEN HOLDINGS
                     (as a percentage of total net assets)

General Electric Company                                  4.0%
Microsoft Corporation                                     3.9%
International Business Machines Corporation               3.1%
Wal-Mart Stores, Inc.                                     3.0%
Intel Corporation                                         2.8%
Citigroup, Inc.                                           2.6%
Pfizer, Inc.                                              2.6%
Wells Fargo Company                                       2.5%
Tyco International Ltd.                                   2.4%
AOL Time Warner, Inc.                                     2.4%

                              TOP FIVE INDUSTRIES
                     (as a percentage of total net assets)

Pharmaceuticals: Major                                    8.6%
Industrial Conglomerates                                  8.0%
Computer Processing Hardware                              6.0%
Package Software                                          5.6%
Media Conglomerates                                       4.5%

Portfolio holdings are subject to change and should not be considered a recommendation to buy individual securities.

Forecasts and opinions expressed are as of December 31, 2001, are subject to change and may not actually come to pass.

Q: HOW DID THE FUND PERFORM DURING THE YEAR ENDED DECEMBER 31, 2001, AND WHY?

A: The large-capitalization stocks that generally populate the Fund did not perform as well as smaller-capitalization and value stocks during the period. That fact accounted for much of our underperformance relative to the benchmark, the S&P 500 Index. For the year the Fund returned -20.75%, compared with -11.88% for the index. It performed roughly in line with its secondary benchmark, the Russell 1000 Growth Index, which returned -20.42%.

Q: WHICH SECTORS OR HOLDINGS DETRACTED FROM PERFORMANCE DURING THE PERIOD?

A: The areas that proved to be most problematic for the Fund were financial, technology and industrial stocks. The finance sector was hurt by credit concerns. Technology and industrials, both sensitive to the business cycle, were held back by economic lethargy and a capital spending slowdown. We also held some stocks that hurt us, such as Enron, which suffered a highly publicized collapse. Fortunately, we sold out of the stock in October--well before the company's final precipitous fall. Capstone Turbine, which manufactures on-site independent power-generation equipment, saw its near-term business prospects dissipate quickly once the California power crisis stabilized; we subsequently sold our position. Comverse Technology, which offers telecommunications products and services, suffered from tempered earnings expectations; and AOL Time Warner lagged during a bad year for advertising.

Q: WHAT WERE THE POSITIVE CONTRIBUTIONS?

A: Our health care, consumer and energy investments offered the best performance relative to the benchmark. Among the top performers were online auction house eBay and software providers Microsoft and Siebel Systems. Siebel rose as it embarked on a new product cycle. Consumer electronics retailer Best Buy provided solid performance, posting strong results helped by a competitor's exit from the appliance sales part of the business. First Health Group, which coordinates health care benefits for companies located in a variety of areas, offered good performance early in the year due to its ability to predictably meet earnings expectations.

Q: WHAT IS YOUR OUTLOOK GOING FORWARD?

A: We look forward to a more positive year in 2002. The Federal Reserve Board's interest rate cuts should help the forces of recovery, although the nature and timing of the rebound are unclear. We anticipate that conditions should remain stable until the second half of the year, when the economy could resume a positive growth trend. Excess capacity in both employment and manufacturing should help keep inflationary pressures at bay. Any economic improvement should be equity friendly, because it would boost corporate profits without having a commensurate increase in inflation.

We have positioned the Fund to take advantage of recovery with a focus on areas more sensitive to economic growth, such as consumer cyclicals and technology. Concurrently, we're underweighted in more-defensive areas, such as consumer staples and health care. We believe that corporate spending on technology will resume in 2002, as projects that were delayed in 2001 are resurrected. Other attractive areas of the market that struggled during the past two years and that are currently attracting our attention include brokerage firms, telecommunications services firms and media companies. Our current underweighting of the health care sector recognizes both weakening fundamentals and the historically poor performance of that group during past periods of economic recovery. We are also underweighted in the consumer staples area, because company fundamentals are unimpressive.

Our approach to stock selection remains unchanged. We look for companies that offer a visible three-year growth plan, reasonable valuations relative to their peers, and the potential for business momentum as a catalyst for growth and share-price appreciation. The Fund remains balanced, with exposure to most economic sectors.

CALL TOLL-FREE 800.232.2197 X6742 OR VISIT montgomeryasset.com

Montgomery Variable Series: Growth Fund
Portfolio Investments: December 31, 2001 (Audited)

SHARES                                                        VALUE (NOTE 1)
COMMON STOCKS - 98.3%

AEROSPACE/DEFENSE - 0.7%
    2,900    Raytheon Company                                 $     94,163

ALUMINUM - 1.3%
    5,400    Alcoa, Inc.                                           191,970

BEVERAGES: ALCOHOLIC - 1.0%
    3,300    Anheuser-Busch Companies, Inc.                        149,193

BEVERAGES: NON-ALCOHOLIC - 2.7%
    3,100    Coca-Cola Company                                     146,165
    4,800    PepsiCo, Inc.                                         233,712
                                                              ------------
                                                                   379,877

BIOTECHNOLOGY - 1.0%
    2,500    Amgen, Inc.+                                          141,088

COMPUTER COMMUNICATIONS - 2.2%
   17,200    Cisco Systems, Inc.+                                  311,578

COMPUTER PROCESSING HARDWARE - 6.0%
   11,800    Compaq Computer Corporation                           115,168
    6,000    Dell Computer Corporation+                            163,080
    3,700    International Business Machines Corporation           447,552
   11,200    Sun Microsystems, Inc.+                               137,816
                                                              ------------
                                                                   863,616

DATA PROCESSING SERVICES - 2.1%
    3,500    Automatic Data Processing, Inc.                       206,150
    2,500    CSG Systems International, Inc.+                      101,138
                                                              ------------
                                                                   307,288

DEPARTMENT STORES - 1.1%
    2,200    Kohl's Corporation+                                   154,968

DISCOUNT STORES - 4.4%
    4,300    Costco Wholesale Corporation+                         190,877
    7,600    Wal-Mart Stores, Inc.                                 437,380
                                                              ------------
                                                                   628,257

DRUG STORE CHAINS - 0.5%
    2,200    Walgreen Company                                       74,052

ELECTRIC UTILITIES - 1.6%
    5,800    Duke Energy Corporation                               227,708

ELECTRONIC COMPONENTS - 0.7%
    5,300    Vishay Intertechnology, Inc.+                         103,350

ELECTRONIC EQUIPMENT/INSTRUMENTS - 1.0%
    5,100    Agilent Technologies, Inc.+                           145,401

ELECTRONIC PRODUCTION EQUIPMENT - 1.0%
    3,700    Applied Materials, Inc.+                              148,389

ELECTRONICS/APPLIANCE STORES - 1.0%
    1,900    Best Buy Company, Inc.+                               141,512

FINANCE/RENTAL/LEASING - 3.3%
    3,200    Countrywide Credit Industries, Inc.                   131,104
    1,900    Fannie Mae                                            151,050
    3,000    Freddie Mac                                           196,200
                                                              ------------
                                                                   478,354

FINANCIAL CONGLOMERATES - 2.6%
    7,500    Citigroup, Inc.                                       378,600

FOOD RETAIL - 0.5%
    1,800    Safeway, Inc.+                                         75,150

HOME IMPROVEMENT CHAINS - 1.8%
    5,100    Home Depot, Inc. (The)                                260,151

HOUSEHOLD/PERSONAL CARE - 3.0%
    2,200    Avon Products, Inc.                                   102,300
    3,200    Estee Lauder Companies, Inc.(The)
             Class A                                               102,592
    2,800    Procter & Gamble Company                              221,564
                                                              ------------
                                                                   426,456

INDUSTRIAL CONGLOMERATES - 8.0%
   14,400    General Electric Company                              577,152
    1,900    Minnesota Mining & Manufacturing Company              224,599
    5,900    Tyco International Ltd.                               347,510
                                                              ------------
                                                                 1,149,261

INSURANCE BROKERS/SERVICES - 0.8%
    1,000    Marsh & McLennan Companies, Inc.                      107,450

INTEGRATED OIL - 3.5%
    2,200    ChevronTexaco Corporation                             197,142
    7,800    Exxon Mobil Corporation                               306,540
                                                              ------------
                                                                   503,682

INVESTMENT BANKS/BROKERS - 1.7%
    1,200    Goldman Sachs Group, Inc.                             111,300
    2,000    Lehman Brothers Holdings, Inc.                        133,600
                                                              ------------
                                                                   244,900

MAJOR BANKS - 3.5%
    3,500    Bank of New York Company, Inc. (The)                  142,800
    8,400    Wells Fargo Company                                   364,980
                                                              ------------
                                                                   507,780

MAJOR TELECOMMUNICATIONS - 4.3%
    7,400    SBC Communications, Inc.                              289,858
    3,900    Verizon Communications, Inc.                          185,094
    9,900    WorldCom, Inc.-- WorldCom Group+                      139,441
                                                              ------------
                                                                   614,393

MANAGED HEALTH CARE - 0.9%
    5,200    First Health Group Corporation+                       128,934

MEDIA CONGLOMERATES - 4.5%
   10,700    AOL Time Warner, Inc.+                                343,470
    3,500    Viacom, Inc., Class B+                                154,525
    7,000    Walt Disney Company (The)                             145,040
                                                              ------------
                                                                   643,035

MEDICAL SPECIALTIES - 2.4%
    2,700    Baxter International, Inc.                            144,801
    3,900    Medtronics, Inc.                                      199,719
                                                              ------------
                                                                   344,520

MULTI-LINE INSURANCE - 2.2%
    3,950    American International Group, Inc.                    313,630

OIL & GAS PIPELINES - 1.3%
    7,300    Williams Companies, Inc. (The)                        186,296

OIL & GAS PRODUCTION - 1.4%
    1,300    Anadarko Petroleum Corporation                         73,905
    3,300    EOG Resources, Inc.                                   129,063
                                                              ------------
                                                                   202,968

OILFIELD SERVICES/EQUIPMENT - 0.6%
    1,650    Schlumberger Ltd.                                      90,668

OTHER CONSUMER SERVICES - 1.0%
    2,200    eBay, Inc.+                                           147,169

PACKAGE SOFTWARE - 5.6%
    8,500    Microsoft Corporation+                                563,167
   10,000    Oracle Corporation+                                   138,150
    3,700    Siebel Systems, Inc.+                                 103,563
                                                              ------------
                                                                   804,880

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                        2

SHARES                                                        VALUE (NOTE 1)
PHARMACEUTICALS: MAJOR - 8.6%
    3,900    Abbott Laboratories                              $    217,425
    2,900    Bristol-Myers Squibb Company                          147,900
      900    Eli Lilly and Company                                  70,686
    4,900    Johnson & Johnson                                     289,590
    2,500    Merck & Company, Inc.                                 147,000
    9,300    Pfizer, Inc.                                          370,605
                                                              ------------
                                                                 1,243,206

PROPERTY/CASUALTY INSURANCE - 0.7%
    2,100    St. Paul Companies, Inc. (The)                         92,337

SAVINGS BANKS - 1.4%
    3,500    Golden West Financial Corporation                     205,975

SEMICONDUCTORS - 3.7%
   12,700    Intel Corporation                                     399,351
    4,900    Texas Instruments, Inc.                               137,200
                                                              ------------
                                                                   536,551

SPECIALTY STORES - 0.6%
    4,300    Toys 'R' Us, Inc.+                                     89,182

SPECIALTY TELECOMMUNICATIONS - 0.5%
    5,200    Qwest Communications International, Inc.               73,476

TELECOMMUNICATIONS EQUIPMENT - 0.0%@
        1    Comverse Technology, Inc.+                                 22

WIRELESS TELECOMMUNICATIONS - 1.6%
    8,000    AT&T Wireless Services, Inc.+                         114,960
    4,800    Sprint Corporation (PCS Group)+                       117,168
                                                              ------------
                                                                   232,128

TOTAL COMMON STOCKS
(Cost $14,279,916)                                              14,143,564
                                                              ------------

MONEY MARKET FUND - 0.0%@
      932    J.P. Morgan Vista Federal Money Market Fund
             (Cost $932)                                               932

TOTAL SECURITIES
(Cost $14,280,848)                                              14,144,496
                                                              ------------
REPURCHASE AGREEMENT - 1.9%
$   276,000  J.P. Morgan Securities, Inc.^
             1.86% dated 12/31/01, due 01/02/02
             (Cost $276,000)                                       276,000
                                                              ------------
TOTAL INVESTMENTS - 100.2%
(Cost $14,556,848*)                                             14,420,496

OTHER ASSETS AND LIABILITIES - (0.2)%
(Net)                                                              (29,327)
                                                              ------------
NET ASSETS - 100.0%                                           $ 14,391,169
                                                              ============

ENDNOTES
+   Non-income-producing security.
@   Amount represents less than 0.1% of net assets.
^ The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at December 31, 2001. The investment in the repurchase agreement is through participation in a joint account with affiliated Funds.
*   Aggregate cost for federal tax purposes is $15,720,061.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

MONTGOMERY VARIABLE SERIES
STATEMENT OF ASSETS AND LIABILITIES: DECEMBER 31, 2001

ASSETS:                                                                     GROWTH FUND
----------------------------------------------------------------------------------------
Investments in securities, at value (note 1)
    Securities (including securities on loan*)                             $  14,144,496
    Repurchase agreement                                                         276,000
                                                                           -------------
TOTAL INVESTMENTS                                                             14,420,496
Collateral held for securities on loan                                           846,728
Receivables:
    Investment securities sold                                                    87,710
    Shares of beneficial interest sold                                            22,397
    Expenses absorbed by Manager                                                   8,871
    Dividends                                                                      8,803
    Interest                                                                         169
Other assets                                                                         209
                                                                           -------------
TOTAL ASSETS                                                                  15,395,383
                                                                           -------------
LIABILITIES:
-----------------------------------------------------------------------------------------
Payables:
    Collateral payable to broker                                                 846,728
    Investment securities purchased                                               90,440
    Management fees (note 2)                                                      14,621
    Shares of beneficial interest redeemed                                        11,653
    Transfer agency and servicing fees                                             4,124
    Custodian fees                                                                 3,886
    Accounting fees                                                                  935
    Trustees' fees and expenses (note 2)                                             823
    Other accrued liabilities and expenses                                        31,004
                                                                           -------------
TOTAL LIABILITIES                                                              1,004,214
                                                                           -------------
NET ASSETS                                                                 $  14,391,169
Investments at identified cost                                             $  14,556,848

NET ASSETS CONSIST OF:
-----------------------------------------------------------------------------------------
Distributions in excess of net investment income                           $          --
Accumulated net realized loss on securities sold                              (5,815,379)
Net unrealized depreciation of investments                                      (136,352)
Shares of beneficial interest                                                     13,450
Additional paid-in capital                                                    20,329,450
                                                                           -------------
NET ASSETS                                                                 $  14,391,169

NET ASSETS:
-----------------------------------------------------------------------------------------
NET ASSETS                                                                 $  14,391,169
Number of Fund shares outstanding                                              1,344,963
Net asset value, offering and redemption price per share outstanding       $       10.70

*Securities on loan at December 31, 2001 were valued at $825,793.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

MONTGOMERY VARIABLE SERIES
STATEMENT OF OPERATIONS: YEAR ENDED DECEMBER 31, 2001

NET INVESTMENT INCOME:                                                          GROWTH FUND
-------------------------------------------------------------------------------------------
INVESTMENT INCOME:
Dividends                                                                      $   146,138
Interest                                                                            38,227
Securities lending income (note 1)                                                   3,404
                                                                               -----------
TOTAL INCOME                                                                       187,769
                                                                               -----------
EXPENSES:
Management fee (note 2)                                                            270,179
Printing fees                                                                       35,286
Legal and audit fees                                                                22,913
Transfer agency and servicing fees                                                  12,757
Custodian fee                                                                        8,011
Accounting expenses                                                                  7,688
Custody overdraft expense                                                            4,382
Trustees' fees and expenses (note 2)                                                 1,435
Other expenses                                                                      11,194
                                                                               -----------
TOTAL EXPENSES                                                                     373,845
Fees deferred and/or expenses absorbed by Manager (note 2)                        (164,230)
                                                                               -----------
NET EXPENSES                                                                       209,615
                                                                               -----------
NET INVESTMENT LOSS                                                                (21,846)
                                                                               -----------

NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
-------------------------------------------------------------------------------------------
Net realized loss from securities transactions                                  (4,991,315)
Net change in unrealized appreciation/depreciation of investments                  742,028
                                                                               -----------

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS                                 (4,249,287)
                                                                               -----------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                           $(4,271,133)
                                                                               -----------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

MONTGOMERY VARIABLE SERIES
STATEMENTS OF CHANGES IN NET ASSETS

                                                                                       GROWTH FUND
----------------------------------------------------------------------------------------------------------
                                                                                YEAR ENDED     YEAR ENDED
                                                                                12/31/01       12/31/00
----------------------------------------------------------------------------------------------------------
INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS:
----------------------------------------------------------------------------------------------------------
Net investment income/(loss)                                                   $    (21,846)  $     21,739
Net realized gain/(loss) on securities transactions                              (4,991,315)     1,134,543
Net change in unrealized appreciation/depreciation of investments                   742,028     (3,219,361)
                                                                               ------------   ------------
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                  (4,271,133)    (2,063,079)

DISTRIBUTIONS TO SHAREHOLDERS:
----------------------------------------------------------------------------------------------------------
Distributions to shareholders from net investment income                            (21,665)       (72,071)
Distributions to shareholders from net realized gains on investments             (1,866,497)    (1,496,779)
                                                                               ------------   ------------
TOTAL DISTRIBUTIONS                                                              (1,888,162)    (1,568,850)

BENEFICIAL INTEREST TRANSACTIONS:
----------------------------------------------------------------------------------------------------------
Net increase/(decrease) from beneficial interest transactions (note 4)             (516,724)     5,050,596
                                                                               ------------   ------------
NET INCREASE/(DECREASE) IN NET ASSETS                                            (6,676,019)     1,418,667

NET ASSETS:
----------------------------------------------------------------------------------------------------------
Beginning of period                                                            $ 21,067,188   $ 19,648,521
END OF PERIOD                                                                  $ 14,391,169   $ 21,067,188
Undistributed Net Investment Income/(Loss)                                     $         --   $     21,665


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

MONTGOMERY VARIABLE SERIES
FINANCIAL HIGHLIGHTS

                                                                                                    GROWTH FUND

Selected Per-Share Data for the Year Ended:                                               FISCAL YEAR ENDED DECEMBER 31,
                                                                              ------------------------------------------------------
                                                                                  2001       2000        1999        1998     1997
NET ASSET VALUE - BEGINNING OF PERIOD                                         $   15.54   $  18.39   $   15.39   $   15.09  $ 12.33
===================================================================================================================================
Net investment income/(loss)                                                       0.07       0.01        0.06        0.09     0.16
Net realized and unrealized gain/(loss) on investments                            (3.30)     (1.62)       3.13        0.35     3.35
-----------------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease) in net assets resulting from investment operations        (3.23)     (1.61)       3.19        0.44     3.51
-----------------------------------------------------------------------------------------------------------------------------------
Distributions:
Dividends from net investment income                                              (0.02)     (0.06)      (0.01)      (0.06)   (0.16)
Distributions from net realized capital gains                                     (1.59)     (1.18)      (0.18)      (0.08)   (0.59)
-----------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                               (1.61)     (1.24)      (0.19)      (0.14)   (0.75)
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE - END OF PERIOD                                               $   10.70   $  15.54   $   18.39   $   15.39  $ 15.09
===================================================================================================================================
TOTAL RETURN*                                                                    (20.75)%    (9.06)%     20.79%       2.93%   28.57%
===================================================================================================================================
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
===================================================================================================================================
Net assets, end of year (in 000s)                                             $  14,391   $ 21,067   $  19,649   $  13,452  $12,597
-----------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income/(loss) to average net assets                       (0.13)%     0.10%       0.46%       0.57%    1.74%
-----------------------------------------------------------------------------------------------------------------------------------
Net investment income/(loss) before deferral of fees by Manager               $   (0.14)  $  (0.05)  $   (0.07)  $    0.07  $  0.01
-----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                             108%       155%         77%         57%      53%
-----------------------------------------------------------------------------------------------------------------------------------
Expense ratio including interest and tax expense                                   1.28%      1.26%       1.26%       1.25%    0.35%
-----------------------------------------------------------------------------------------------------------------------------------
Expense ratio before deferral of fees by Manager, including interest and tax       3.23%      2.41%       2.25%       1.40%    1.97%
expense
-----------------------------------------------------------------------------------------------------------------------------------
Expense ratio excluding interest and tax expense                                   1.25%      1.25%       1.25%       1.25%    0.34%
-----------------------------------------------------------------------------------------------------------------------------------

*Total return represents aggregate total return for the periods indicated.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS

The Montgomery Funds III (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified, open-end management investment company and was organized as a Delaware business trust on August 24, 1994. As of December 31, 2001, the Trust has two series: the Montgomery Variable Series: Growth Fund and the Montgomery Variable Series:
Emerging Markets Fund. Information presented in these financial statements pertains to the Montgomery Variable Series: Growth Fund (the "Fund"). The Montgomery Variable Series: Emerging Markets Fund is presented under a separate cover.

1. SIGNIFICANT ACCOUNTING POLICIES:

The preparation of financial statements in accordance with accounting princi-ples generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies.

a. PORTFOLIO VALUATION
Portfolio securities are valued using current market valuations: either the last reported sale price or, in the case of securities for which there is no reported last sale, the mean between the closing bid and ask prices.

Securities traded on the over-the-counter market or on the Nasdaq national market are valued at the mean between the last available bid and ask prices prior to the time of valuation.

Securities for which market quotations are not readily available (including restricted securities that are subject to limitations as to their sale) are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in accordance with methods authorized by the Trust's
Board of Trustees. Short-term securities with maturities of 60 days or less are carried at amortized cost, which approximates market value.

b. REPURCHASE AGREEMENTS
The Fund may engage in repurchase agreements individually or jointly through a joint repurchase account with other series of the Trust and affiliated registered investment companies pursuant to a joint repurchase agreement. Under the terms of a typical repurchase agreement, the Fund takes possession of a government debt obligation as collateral. The Fund also agrees with the counter-party to allow the counterparty to repurchase, and the Fund to resell, the obligation at a specified date and price, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The value of the collateral is at least equal at all times to the total amount of the repurchase obligation, including interest. In the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred. There could be potential loss to the Fund in the event the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period in which the Fund seeks to assert its rights. The Fund's Manager, acting under the supervision of the Board of Trustees, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements to evaluate potential risks. The Fund may also participate on an individual or a joint basis in tri-party repurchase agreements that involve a counterparty and a custodian bank.

c. SECURITIES LENDING
The Fund may lend investment securities to investors who borrow securities to complete certain transactions. By lending investment securities, the Fund attempts to increase its net investment income through the receipt of interest earned on loan collateral. Any increase or decline in the market price of the securities loaned that might occur and any interest earned or dividends declared during the term of the loan would be for the account of the Fund. Risks of delay in recovery of the securities or even loss of rights in the collateral may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received.

The Fund receives cash as collateral in an amount equal to or exceeding 100% of the current market value of the loaned securities. Any cash received as collateral is invested by the securities lending agent in accordance with pre-established guidelines. A portion of the interest received on the loan collateral is retained by the Fund, and the remainder is rebated to the borrower of the securities. From the interest retained by the Fund, 25% is paid to the securities lending agent for its services. The net amount of interest earned, after the interest rebate and allocation to the securities lending agent, is included in the Statement of Operations as securities lending income. The values of loaned securities and the related collateral are included in the Statement of Assets and Liabilities.

d. DIVIDENDS AND DISTRIBUTIONS Dividends from net investment income, if any, are declared and paid at least annually. Distributions of net realized capital gains (including net short-term capital gains) are distributed at least annually. Additional distributions of net investment income and capital gains for the Fund may be made to avoid the application of a 4% non-deductible excise tax on certain undistributed amounts of ordinary income and capital gains. Income distributions and capital-gain distributions are determined in accordance with income-tax regulations, which may differ from generally accepted accounting principles in the United States of America. These differences are due primarily to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterizations of distributions made by the Fund.

Permanent book and tax differences incurred during the year ended December 31, 2001, resulting in reclassifications of $21,846 to increase undistributed net investment income and $21,846 to decrease paid-in capital.

Permanent book and tax differences, if any, are not included in ending undistributed net investment income/(loss) for the purposes of calculating net investment income/(loss) per share in the Financial Highlights.

The tax character of dividends and distributions paid during the year ended December 31, 2001 were as follows:

                                                     Dollars           Per Share
--------------------------------------------------------------------------------

Ordinary income                                   $   749,807        $      0.64
Long-term capital gain                              1,138,355               0.97
                                                  -----------        -----------
Total                                               1,888,162               1.61

e. SECURITIES TRANSACTIONS AND INVESTMENT INCOME
Securities transactions are recorded on a trade date basis (the date the order to buy or sell is executed). Realized gain and loss from securities transactions are computed on the identified cost basis of the securities sold. Dividend income is recorded on the ex-dividend date. Dividend income on foreign securities is recorded as soon as the Fund is informed of the ex-dividend date. Interest income, including accretion/amortization of premium/discount on short-term investments, is recognized on the accrual basis.

f. FEDERAL INCOME TAXES
The Fund has elected and qualified, and it is the intention of the Fund to continue to qualify, as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), by complying with the applicable requirements of the Code and by making distributions of taxable income to shareholders sufficient to relieve the Fund of all or substantially all federal income taxes and excise taxes. Accordingly, no provisions for federal income taxes and excise taxes are required.

The Fund may be subject to foreign taxes on income, gains on investment or currency repatriation portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based on its current interpretation of existing tax rules and regulations in the markets in which it invests.

g. EXPENSES
General expenses of the Trust are allocated to the Fund and other series of the Trust based on relative net assets. Operating expenses directly attributable to the Fund are charged to the Fund's operations.

2. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES:

a. Montgomery Asset Management, LLC, is the Fund's manager (the "Manager"). The Manager, a Delaware limited liability company, is an investment adviser registered with the Securities and Exchange Commission under the Investment Advisers Act of 1940, as amended. The Manager is a subsidiary of Commerzbank AG.

Pursuant to the Investment Management Agreement (the "Agreement") between the Manager and the Trust with respect to the Fund, the Manager provides the Fund with advice on buying and selling securities, manages the investments of the Fund including the placement of orders for portfolio transactions, furnishes the Fund with office space and certain administrative services, and provides the personnel needed by the Trust with respect to the Manager's responsibilities under the Agreement. For the year ended December 31, 2001, the contractual and effective management fees were 1.00% and 1.65%, respectively.

Under the Operating Expense Agreement with the Trust, the Manager has agreed to reduce some or all of its management fee or absorb Fund expenses if necessary to keep the Fund's annual operating expenses, exclusive of any Rule 12b-1 fees, interest, extraordinary expenses or taxes, at or below 1.25% of the average daily net assets of the Fund. Any reductions or absorptions made to the Fund by the Manager are subject to recovery within the following three years, provided the Fund is able to effect such reimbursement and remain in compliance with applicable expense limitations. The Operating Expense Agreement has a one-year term extendable for an additional year at the end of each fiscal year.

The Manager recouped previously deferred fees of $105,948 and deferred current fees of $164,231 during the year ended December 31, 2001. Previously deferred fees have been included with current annual management fees in the Statement of Operations and is part of the effective management fee percentage shown. As of December 31, 2001, the Manager has deferred expenses subject to recumbent totaling $320,063.

b. Montgomery Asset Management, LLC, serves as the Fund's administrator (the "Administrator"). The Administrator performs services with regard to various aspects of the Fund's administrative operations. The Administrator does not receive any compensation from the Fund for performing these services other than out-of-pocket expenses.

c. Certain officers and Trustees of the Trust are, with respect to the Trust's Manager, "affiliated persons" as defined in the 1940 Act. Each Trustee who is not an affiliated person receives an annual retainer totaling $65,000 per annum, as well as reimbursement for expenses, for services as Trustee of all Trusts advised by the Manager ($6,000 of which is allocated to The Montgomery Funds
III).

3. SECURITIES TRANSACTIONS:

a. The aggregate amounts of purchases and sales of investment securities, other than short-term securities, for the year ended December 31, 2001, were $17,618,638 and $19,949,972, respectively.

b. At December 31, 2001, cost for federal income tax purposes was $15,720,061, aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value for federal income-tax purposes were $610,011 and $1,909,576, respectively. The tax cost of investment securities for federal income tax purposes differs from cost as determined under generally accepted accounting principles because of wash sales.

c. Under an unsecured Revolving Credit Agreement with Bank of America N.A. and Credit Lonnie, the Fund, along with other Funds of The Montgomery Funds, The Montgomery Funds II and The Montgomery Funds III, may borrow (consistent with applicable law and its investment policies) up to 10% of its net asset value (o such lower limit applicable to such Fund), provided the aggregate funds borrowed do not exceed $75,000,000 per lender. Beginning December 17, 2001, the unsecured Revolving Credit Agreement was replaced with an unsecured Revolving Credit Agreement with J.P. Morgan Chase Bank, allowing each of the Funds to borrow up to 10% of its net asset value, provided the aggregate credit line balance does not exceed $60,000,000. For the six months ended December 31, 2001, there were no borrowings by the Fund under these agreements.

4. TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST:

The Trust has authorized an unlimited number of shares of beneficial interest which have a par value of $0.01. Transactions in shares of beneficial interest for the years indicated below were:

                                              SHARES                                                DOLLARS
                      -------------------------------------------------------  -----------------------------------------------------
                                    ISSUED AS                                               ISSUED AS
                                   REINVESTMENT              NET INCREASE/                 REINVESTMENT                NET INCREASE/
                        SOLD      OF DIVIDENDS   REDEEMED      (DECREASE)       SOLD       OF DIVIDENDS    REDEEMED     (DECREASE)
------------------------------------------------------------------------------------------------------------------------------------
Year ended 12/31/01    455,437      176,629     (643,032)      (10,966)     $  6,027,319  $  1,888,162   $ (8,432,205) $   (516,724)
Year ended 12/31/00    930,423       96,426     (739,280)      287,569      $ 17,138,173  $  1,568,850   $(13,656,427) $  5,050,596

At December 31, 2001, shareholders of the Fund with ownership of 10% or greater included two shareholders, comprising ownership of 67.64% of the aggregate shares outstanding.

5. CAPITAL LOSS CARRYFORWARDS:

At December 31, 2001, the Fund had available for federal income-tax purposes unused capital losses of $4,487,277 expiring in 2009.

Under current tax law, net capital and currency losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the fiscal year ended December 31, 2001, the Fund elected to defer net capital losses of $164,713 occurring between November 1, 2001 and December 31, 2001.

Such deferred losses will be treated as arising on the first day of the fiscal year ending December 31, 2002.

INDEPENDENT ACCOUNTANTS' REPORT

TO THE BOARD OF TRUSTEES AND THE SHAREHOLDERS OF THE MONTGOMERY VARIABLE SERIES:
GROWTH FUND:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Montgomery Variable Series:
Growth Fund (one of the portfolios constituting The Montgomery Funds III, hereafter referred to as the "Fund") at December 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the periods then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2001, by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
San Francisco, California
February 8, 2002

TAX INFORMATION (UNAUDITED)

In accordance with the Code, the Fund is designating the following amount as long-term capital-gain dividends:

Montgomery Variable Series: Growth Fund                               $1,138,355

This figure may differ from those cited elsewhere in this report due to differences in the calculation of income and capital gains for Securities and Exchange Commission (book) purposes and Internal Revenue Service (tax) purposes.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

INFORMATION ON TRUSTEES AND OFFICERS FOR THE MONTGOMERY FUNDS III (UNAUDITED)

TRUSTEES
---------------------------------------------------------------------------------------------------------------------------
                                                                                      NUMBER OF
                                                                                      PORTFOLIOS
                                                                                       IN FUND
NAME, ADDRESS AND YEAR BORN  POSITION HELD WITH FUND     PRINCIPAL OCCUPATION          COMPLEX
                                                         DURING PAST 5 YEARS           OVERSEEN     LENGTH OF TIME SERVED
---------------------------------------------------------------------------------------------------------------------------
John A. Farnsworth,          Disinterested Trustee      Partner of Korn/Ferry            26        July 9, 1990 to present
One Embarcadero, Suite 2101                             International
San Francisco,
CA 94111, Born 1941

Andrew Cox,                  Disinterested Trustee      Independent investment           26        July 9, 1990 to present
643 Gaylord Street,                                     consultant
Denver, CO 80206,
Born 1944

Cecilia H. Herbert,          Disinterested Trustee      Chairs the Investment            26        November 12, 1992 to
2636 Vallejo Street,                                    Committee of Archdiocese of                present
San Francisco, CA 94123,                                San Francisco Finance
Born 1949                                               Council, member of Boards
                                                        of Groton School and
                                                        Catholic Charities of San
                                                        Francisco

R. Stephen Doyle,            Disinterested Trustee      Chairman of the Board of         26        July 9, 1990 to present
101 California Street,                                  Trustees of the Trusts
San Francisco, CA 94111,
Born 1939

F. Scott Tuck,               Interested Trustee         Chairman and chief               26        January 1, 2002 to
101 California Street,                                  executive officer of                       present
San Francisco, CA 94111,                                Montgomery Asset Management
Born 1957

AFFILIATED OFFICERS
--------------------------------------------------------------------------------------------------------------------------
George A. Rio,               President and Treasurer    Senior vice president of         26        June 30, 1998 to
60 State Street, Suite                                  Business Development of                    present
1300, Boston, MA 02109                                  BISYS Fund Services
Born 1955

Karen Jacoppo-Wood,          Vice President and         Counsel of BISYS Fund            26        September 10, 1997 to present
60 State Street, Suite       Assistant Secretary        Services
1300, Boston, MA 02109,
Born 1966

Christopher J. Kelley,       Vice President and         Vice president and senior        26        September 10, 1997 to present
60 State Street, Suite       Assistant Secretary        counsel of BISYS Fund
1300, Boston, MA 02109,                                 Services
Born 1964

Mary A. Nelson,              Vice President and         Senior vice president of         26        September 10, 1997 to present
60 State Street, Suite       Assistant Treasurer        Treasury Services Group of
1300, Boston, MA 02109,                                 BISYS Fund Services
Born 1964

Stacey Bufton,               Vice President and         Vice president and group         26        May 31, 2001 to present
60 State Street, Suite       Assistant Treasurer        manager of Treasury
1300, Boston, MA 02109,                                 Services Group of BISYS
Born 1969                                               Fund Services since June
                                                        1999. Prior to that she was
                                                        a unit manager at First
                                                        Data Investor Services
                                                        Group, where she was
                                                        employed from October 1992
                                                        to June 1999.

Johanne Castro               Assistant Secretary        Senior legal associate of        26        May 29, 1999 to present
101 California Street                                   Montgomery Asset Management
San Francisco, CA 94111,                                and previously at GT Global
Born 1963

Jason Wood,                  Assistant Secretary        Senior associate of              26        February 22, 2001 to
101 California Street,                                  Montgomery Asset Management                present
San Francisco, CA 94111                                 Mutual Fund Administration
Born 1971

Ellen O'Brien,               Assistant Secretary        Manager of Blue Sky              26        February 22, 2001 to
73 Tremont Street                                       Department at J.P. Morgan                  present
Boston, MA 02108                                        Investor Services
Born 1957

This report and the financial statements contained herein are provided for the general information of the shareholders of The Montgomery Funds. This report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the Federal Deposit Insurance Corporation (FDIC) or any other agency and are subject to investment risk, including the possible loss of principal. Neither The Montgomery Funds nor Montgomery Asset Management, LLC, is a bank.

For more information on any other Montgomery Funds, including charges and expenses, visit our Web site at www.montgomeryasset.com or call (800) 232-2197, EXT. 6742.

Funds Distributor, Inc. 02/02

[GRAPHIC - PICTURE OF AN OWL]

[THE MONTGOMERY FUNDS(SM) LOGO]

     INVEST WISELY(R).
   101 California Street
San Francisco, CA 94111-9361
    800.232.2197 x6742

   montgomeryasset.com

GUIDED BY DEEP GLOBAL PERSPECTIVE,
MONTGOMERY IS DISTINGUISHED AS AN INNOVATIVE INVESTMENT MANAGEMENT FIRM.

OUR SEASONED EXPERTS ARE DEDICATED TO THE GOAL OF EXCEPTIONAL INVESTMENT PERFORMANCE THROUGH DISCIPLINED GROWTH STRATEGIES.

BY EMPOWERING INVESTORS WITH ACCESS TO OUR EXPERIENCE AND INSIGHT, WE HELP YOU
INVEST WISELY(R).                                                            310

ANNUAL REPORT  DECEMBER 31, 2001

[GRAPHIC - PICTURE OF AN OWL]

INVEST WISELY(R).

VARIABLE SERIES

MONTGOMERY EMERGING MARKETS FUND

[THE MONTGOMERY FUNDS LOGO]

[GRAPHIC - PICTURE OF AN OWL]

[THE MONTGOMERY FUNDS LOGO]

INVEST WISELY(R).

MONTGOMERY VARIABLE SERIES: EMERGING MARKETS FUND | MEMMX

JOSEPHINE JIMENEZ, CFA           Senior Portfolio Manager
FRANK CHIANG                            Portfolio Manager

Average annual total returns for the period ended 12/31/01

                 MONTGOMERY VARIABLE SERIES:
                   EMERGING MARKETS FUND

Since inception (2/2/96)                        (5.25)%
One year                                        (6.96)%
Five years                                      (7.41)%

               MSCI EMERGING MARKETS FREE INDEX

Since 1/31/96                                     (5.03)%
One year                                          (2.37)%
Five years                                        (5.74)%

[CHART OF GROWTH OF A $ 10,000 INVESTMENT]

MAM 12/31/01 PLOT POINTS

VARIABLE SERIES: EMERGING MARKETS FUND

July 01              $6,837
Aug                  $6,709
Sept                 $5,648
Oct                  $6,005
Nov                  $6,718
Dec                  $7,154

BENCHMARK: MSCI EMERGING MARKETS FREE INDEX

July 01          $6,953
Aug              $6,884
Sept             $5,819
Oct              $6,180
Nov              $6,825
Dec              $7,367

LIPPER EMERGING MARKETS FUNDS AVERAGE

July 01              $7,825
Aug                  $7,656
Sept                 $6,562
Oct                  $6,962
Nov                  $7,663
Dec                  $8,141

(1) The Morgan Stanley Capital International (MSCI) Emerging Markets Free Index is an Unmanaged, capitalization-weighted composite index that covers individual securities within the equity markets of approximately 25 emerging markets countries. (2) The Lipper Emerging Markets Funds Average universe consists of 150 funds.

You cannot invest directly in an index. Past performance is no Guarantee of future results. Net asset value, investment return And principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost.

               TOP TEN HOLDINGS
       (as a percentage of total net assets)

Samsung Electronics Company Ltd.                  5.3%
Taiwan Semiconductor Manufacturing Company Ltd.   4.7%
Mobile Telesystems, Sponsored ADR                 3.3%
Anglo American PLC                                3.3%
Impala Platinum Holdings Ltd.                     3.1%
China Mobile Ltd.                                 2.6%
United Microelectronics Corporation Ltd.          2.6%
Sasol Ltd.                                        2.5%
Lukoil Holding Company, Sponsored ADR             2.4%
America Movil S.A. de C.V., Series L              2.2%

                TOP FIVE COUNTRIES
        (as a percentage of total net assets)

Korea                                            17.0%
Taiwan                                           13.6%
South Africa                                     13.5%
Brazil                                           10.9%
Mexico                                            9.5%

Portfolio holdings are subject to change and should not be considered a recommendation to buy individual securities.

There are risks associated with investing in a fund that invests in securities of foreign countries, such as erratic market conditions, economic and political instability, and fluctuations in currency exchange rates.

Forecasts and opinions expressed are as of December 31, 2001, are subject to change and may not actually come to pass.

Q: HOW DID THE FUND PERFORM DURING THE 12-MONTH PERIOD ENDED DECEMBER 31, 2001, AND WHY?

A: Volatility and widely divergent growth dynamics for the world economy made 2001 a very challenging period for the emerging markets, but at the end of December we saw much encouraging news for the New Year. For the year the Fund returned -6.96%, under performing its benchmark, the Morgan Stanley Capital International (MSCI) Emerging Markets Free Index, which returned -2.37%.

Q: WHAT SECTORS AND HOLDINGS AFFECTED THE FUND?

A: After struggling through the first nine months, the Fund entered the fourth quarter well positioned to take advantage of a rapid shift in investor sentiment as the outlook for many stocks in developing countries rebounded sharply from deeply oversold positions. The Fund's positions in Korea and Taiwan, such as Samsung Electronics, Taiwan Semiconductor Manufacturing and United Microelectronics, were strong late in the year due to the dominance of large-cap technology companies that are highly leveraged to U.S. and European tech investment.

Because we were not invested heavily in Southeast Asian economies at the end of the year, we did not feel the impact of their poor performance. In the fourth quarter especially, our negative outlook for such countries as Malaysia and Indonesia benefited performance. As China continues to develop, we believe that conditions will become more challenging for many of the region's marginal economies. Although we do have positions in some of Southeast Asia's highest-quality companies, such as Telekom Malaysia, we will most likely maintain an underweight position going forward until we see fundamentals improve.

Mexico provided us with strong support early in the year. A more stable political environment and stronger ties to the United States have kept growth prospects positive, even as troubles enveloped its neighbors to the south. Although we have recently taken profits in Mexico, we remain positive on the country's fundamentals. We are especially interested in the banking sector, where low interest rates and fiscal stimuli are creating an interesting environment for loan growth. We have also increased our positions in Brazil and remain intrigued by valuations there.

The Fund suffered significant underperformance in the first quarter following the February financial crisis in Turkey, which hit our banking sector holdings particularly hard. A move into banking and finance shares in Thailand at the beginning of the year was reversed early in the second quarter after other measures, including damage to the independence of that country's central bank, led to a deterioration of the investment climate. Another financial crisis, this time in South Africa, hurt our position in Standard Bank Investment Corporation, which was pressured by a significant devaluation of the local currency.

Although we are positive about holdings in China, one of our largest positions-- China Mobile--declined because of disappointing earnings. PetroChina was another large holding that underperformed. Although we have reduced our allocation to it, we believe that it represents a sector that will add substantial value over the longer term.

Q: WHAT IS YOUR OUTLOOK GOING FORWARD?

A: With growth in the United States and Europe likely to accelerate, global demand should grow as well, lending support to equities in most emerging markets countries. In South America, Argentina's fiscal difficulties appear to be contained within its borders. This development, coupled with the recent easing of a regional drought, leaves us positive on Brazilian equities. In Asia, China should emerge as more powerful trading partner with full membership in the World Trade Organization. This will have an impact on both the developed and emerging economies going forward, eventually altering the competitive structure of the world economy. We believe that Taiwan will benefit because of its technology base; Russia should also benefit, because it can potentially supply energy. Countries in Southeast Asia, however, will be forced to become more competitive, as low wages in China displace some of those countries' comparative advantages.

Barring a spike in food prices resulting from Argentina's recession, inflation should remain benign and allow global interest rates to remain low. This may be crucial to any follow-through for additional investment in new technologies in 2002, which is important to the performance of emerging markets stocks, particularly in Asia. We believe that conditions are much improved for a continuation of the gains we witnessed in the fourth quarter, as the technology-led recovery flows through the United States and Europe; yet volatility will most likely continue until markets gain more clarity into the strength of the recovery.

CALL TOLL-FREE 800.232.2197 x6742 OR VISIT montgomeryasset.com

MONTGOMERY VARIABLE SERIES: EMERGING MARKETS FUND
Portfolio Investments: December 31, 2001 (Audited)

SHARES                                                                          VALUE (NOTE 1)
COMMON STOCKS - 94.3%

ARGENTINA - 0.3%
      23,200   Quilmes Industrial S.A., ADR
               (Beverages: Alcoholic)                                            $    277,472

BRAZIL - 3.2%
      61,800   Petroleo Brasileiro S.A.(Integrated Oil)                             1,403,974
     160,100   Tele Centro Oeste Celular Participacoes S.A.,
               ADR (Wireless Telecommunications)                                    1,120,700
      32,900   Uniao de Bancos Brasileiros S.A., GDR
               (Regional Banks)                                                       733,670
                                                                                 ------------
                                                                                    3,258,344

CHINA/HONG KONG - 8.5%
      73,000   Cheung Kong (Holdings) Ltd.
               (Real Estate Development)                                              758,296
     758,000   China Mobile Ltd.+
               (Wireless Telecommunications)                                        2,668,346
     119,800   China Mobile Ltd., Sponsored ADR+
               (Wireless Telecommunications)                                        2,094,104
     568,000   China Unicom Ltd.+
               (Major Telecommunications)                                             626,437
     790,000   CNOOC Ltd. (Oil & Gas Production)                                      744,638
      58,000   Hutchison Whampoa Ltd.
               (Industrial Conglomerates)                                             559,713
   2,376,000   PetroChina Company Ltd., Class H
               (Integrated Oil)                                                       420,490
      90,000   Sun Hung Kai Properties Ltd.
               (Real Estate Development)                                              727,133
                                                                                 ------------
                                                                                    8,599,157

CZECH REPUBLIC - 1.9%
      65,600   Komercni Banka A.S.+ (Regional Banks)                                1,898,836

GREECE - 2.0%
     194,900   Cosmote S.A. (Regional Banks)                                        1,979,589

HUNGARY - 2.0%
      33,100   OTP Bank Rt. (Regional Banks)                                        1,985,458

INDIA - 5.2%
      23,099   Cipla Ltd. (Pharmaceuticals: Other)                                    545,284
     126,180   Hindalc Industries Ltd. (Aluminum)                                   1,674,201
      47,600   Hindalco Industries Ltd., GDR (Aluminum)                               623,560
       7,975   Infosys Technologies Ltd. (Package Software)                           673,724
     221,660   Reliance Industries Ltd.
               (Chemicals: Major Diversified)                                       1,402,728
      34,400   Videsh Sanchar Nigam Ltd., Sponsored ADR
               (Major Telecommunications)                                             330,240
                                                                                 ------------
                                                                                    5,249,737

INDONESIA - 1.1%
     632,000   PT Gudang Garam Tbk+ (Tobacco)                                         525,654
   1,856,000   PT Telekomunikasi Indonesia
               (Specialty Telecommunications)                                         571,077
                                                                                 ------------
                                                                                    1,096,731

ISRAEL - 2.8%
     371,000   Bank Hapoalim Ltd. (Major Banks)                                       798,844
      26,850   Check Point Software Technologies Ltd.+
               (Internet Software/Services)                                         1,071,181
      15,900   Teva Pharmaceutical Industries Ltd.,
               Sponsored ADR (Pharmaceuticals: Other)                                 980,553
                                                                                 ------------
                                                                                    2,850,578

KOREA - 17.0%
      45,720   Hyundai Motor Company Ltd.
               (Motor Vehicles)                                                       939,907
      57,514   Kookmin Bank+ (Major Banks)                                          2,188,916
     110,720   Korea Electric Power Corporation
               (Electric Utilities)                                              $  1,836,167
      10,000   Korea Telecom Corporation
               (Major Telecommunications)                                             381,735
      99,600   Korea Telecom Corporation, Sponsored ADR
               (Major Telecommunications)                                           2,024,868
       6,195   Pohang Iron & Steel Company Ltd. (Steel)                               577,600
      31,200   Pohang Iron & Steel Company Ltd.,
               Sponsored ADR (Steel)                                                  717,600
      25,246   Samsung Electronics Company Ltd.
               (Electronic Equipment/Instruments)                                   5,382,983
      49,560   Shinhan Financial Group Company Ltd.+
               (Regional Banks)                                                       664,714
       5,785   Shinsegae Company Ltd. (Specialty Stores)                              614,532
       9,070   SK Telecom Company Ltd.
               (Wireless Telecommunications)                                        1,857,669
                                                                                 ------------
                                                                                   17,186,691

MALAYSIA - 3.5%
   1,485,300   Public Bank Berhad (Regional Banks)                                  1,043,605
     516,000   Resorts World Berhad
               (Hotels/Resorts/Cruiselines)                                           835,094
     297,000   Telekom Malaysia Berhad
               (Major Telecommunications)                                             805,016
     296,000   Tenaga Nasional Berhad (Electric Utilities)                            833,463
                                                                                 ------------
                                                                                    3,517,178

MEXICO - 9.5%
     112,600   America Movil S.A. de C.V., Series L
               (Wireless Telecommunications)                                        2,193,448
     162,300   Apasco S.A. de C.V. (Construction Materials)                           797,674
      48,100   Fomento Economico Mexicano S.A. de C.V.,
               Sponsored ADR (Beverages: Alcoholic)                                 1,661,855
   1,971,100   Grupo Financiero Bancomer S.A. de C.V.,
               Series O+ (Regional Banks)                                           1,797,585
      39,200   Telefonos de Mexico S.A. de C.V., Series L,
               Sponsored ADR (Major Telecommunications)                             1,372,784
     659,100   Wal-Mart de Mexico S.A. de C.V.
               (Discount Stores)                                                    1,799,639
                                                                                 ------------
                                                                                    9,622,985

PERU - 0.9%
      41,800   Compania de Minas Buenaventura S.A.,
               Sponsored ADR (Precious Metals)                                        866,514

PHILIPPINES - 0.8%
     448,000   Bank of the Philippine Islands++
               (Regional Banks)                                                       499,225
     524,000   Manila Electric Company, Series B+
               (Electric Utilities)                                                   299,573
                                                                                 ------------
                                                                                      798,798

POLAND - 0.9%
     257,500   Telekomunikacja Polska S.A.
               (Major Telecommunications)                                             909,206

RUSSIA - 5.7%
      49,000   Lukoil Holding Company, Sponsored ADR
               (Integrated Oil)                                                     2,413,250
      94,600   Mobile Telesystems, Sponsored ADR+
               (Wireless Telecommunications)                                        3,373,436
                                                                                 ------------
                                                                                    5,786,686

SOUTH AFRICA - 13.5%
     819,000   African Bank Investments Ltd.++
               (Regional Banks)                                                       594,023

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                       2

SHARES                                                                          VALUE (NOTE 1)

      36,900   Anglo American Platinum Corporation Ltd.
               (Other Metals/Minerals)                                           $  1,365,869
     216,957   Anglo American PLC (Other Metals/Minerals)                           3,313,591
     164,400   Gold Fields Ltd. (Precious Metals)                                     788,078
      66,720   Impala Platinum Holdings Ltd. (Precious Metals)                      3,127,135
      95,400   Sappi Ltd.+ (Pulp & Paper)                                             954,398
     282,700   Sasol Ltd. (Chemicals: Major Diversified)                            2,484,083
     388,900   Standard Bank Investment Corporation Ltd.
               (Major Banks)                                                        1,006,698
                                                                                 ------------
                                                                                   13,633,875

TAIWAN - 13.6%
     241,000   Asustek Computer, Inc.
               (Computer Processing Hardware)                                       1,055,021
     314,876   Cathay Financial Holding Company Ltd.+
               (Financial Conglomerates)                                              513,532
   1,792,000   China Steel Corporation (Steel)                                        699,880
     946,000   Compal Electronics, Inc.
               (Computer Processing Hardware)                                       1,196,372
     325,000   Hon Hai Precision Industry Company Ltd.
               (Computer Peripherals)                                               1,487,840
     573,000   Synnex Technology International Corporation
               (Computer Processing Hardware)                                         764,000
   1,885,144   Taiwan Semiconductor Manufacturing
               Company Ltd.+ (Semiconductors)                                       4,719,602
   1,813,670   United Microelectronics Corporation Ltd.+
               (Semiconductors)                                                     2,646,557
     780,000   Yageo Corporation+ (Electronic Components)                             575,794
                                                                                 ------------
                                                                                   13,658,598

THAILAND - 1.5%
     731,600   Bangkok Bank Public Company Ltd.+
               (Regional Banks)                                                       814,635
   1,484,300   Thai Farmers Bank Public Company Ltd.,
               Class F+ (Regional Banks)                                              731,579
                                                                                 ------------
                                                                                    1,546,214

VENEZUELA - 0.4%
      29,603   Compania Anonima Nacional Telefonos de
               Venezuela, ADR (Major Telecommunications)                              415,922

TOTAL COMMON STOCKS
(Cost $95,144,154)                                                                 95,138,569
                                                                                 ------------

PREFERRED STOCKS - 7.7%

BRAZIL - 7.7%
  41,200,000   Centrais Eletricas Brasileiras S.A., Series B
               (Electric Utilities)                                                   556,347
  38,800,000   Companhia Energetica de Minas Gerais
               (Electric Utilities)                                                   554,166
     169,600   Companhia Paranaense de Energia,
               Sponsored ADR (Electric Utilities)                                   1,331,360
   1,187,000   Itausa Investimentos Itau S.A.
               (Industrial Conglomerates)                                           1,114,819
      55,900   Petroleo Brasileiro S.A. (Integrated Oil)                            1,237,518
  65,520,141   Tele Norte Leste Participacoes S.A.
               (Specialty Telecommunications)                                       1,035,051
  32,400,000   Telemar Norte Leste S.A., Series A
               (Major Telecommunications)                                             841,236
      29,400   Telemig Celular Participacoes S.A., ADR
               (Wireless Telecommunications)                                        1,106,028
           8   Telesp Participacoes S.A.+
               (Other Telephone/Communications)                                            --
           8   Telesp Tel Sao++
               (Other Telecommunications)                                                  --
      20,000   Vale do Rio Doce, Series B++
               (Other Metals/Minerals)                                                     --

TOTAL PREFERRED STOCKS
(Cost $8,311,386)                                                                   7,776,525
                                                                                 ------------

MONEY MARKET FUND - 0.2%
     143,303   J.P. Morgan Vista Federal Money Market Fund
               (Cost $143,303)                                                        143,303

TOTAL SECURITIES
(Cost $103,598,843)                                                               103,058,397

PRINCIPAL AMOUNT

REPURCHASE AGREEMENT - 3.1%
$3,144,000   J.P. Morgan Securities, Inc.^
             1.86% dated 12/31/01, due 01/02/02
             (Cost $3,144,000)                                                      3,144,000

TOTAL INVESTMENTS - 105.3%
(Cost $106,742,843*)                                                              106,202,397

OTHER ASSETS AND LIABILITIES - (5.3)%
(Net)                                                                             (5,303,454)
                                                                                 ------------

NET ASSETS - 100.0%                                                              $100,898,943
                                                                                 ============

ENDNOTES
+    Non-income-producing security.
++ All or a portion of this security is considered illiquid -- those securities that are unable to be sold within seven days.
^ The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at December 31, 2001. The investment in the repurchase agreement is through participation in a joint account with affiliated Funds.
*    Aggregate cost for federal tax purposes is $108,296,952.

ABBREVIATIONS
ADR        American Depositary Receipt
GDR        Global Depositary Receipt

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

MONTGOMERY VARIABLE SERIES
Statement of Assets and Liabilities: December 31, 2001

ASSETS:                                                                                                   EMERGING MARKETS FUND
-------------------------------------------------------------------------------------------------------------------------------
Investments in securities, at value (note 1)
     Securities (including securities on loan*)                                                             $   103,058,397
     Repurchase agreement                                                                                         3,144,000
                                                                                                            ---------------
Total Investments                                                                                               106,202,397
Collateral held for loaned securities                                                                             6,681,100
Cash                                                                                                                    184
Foreign currency, at value (Cost $623,920) (note 1)                                                                 623,759
Net unrealized appreciation of forward foreign-currency exchange contracts                                              778
Receivables:
     Investment securities sold                                                                                     693,059
     Dividends                                                                                                      129,768
     Interest                                                                                                         1,540
     Shares of beneficial interest sold                                                                                 431
Other assets                                                                                                          1,150
                                                                                                            ---------------
Total Assets                                                                                                    114,334,166
                                                                                                            ---------------
LIABILITIES:
-------------------------------------------------------------------------------------------------------------------------------
Payables:
     Collateral payable to broker                                                                                 6,681,100
     Investment securities purchased                                                                              3,580,597
     Shares of beneficial interest redeemed                                                                       2,947,423
     Management fees (note 2)                                                                                       103,227
     Custodian fees                                                                                                  67,951
     Accounting fees                                                                                                  4,179
     Transfer agency and servicing fees                                                                               3,022
     Trustees' fees and expenses (note 2)                                                                             1,646
     Other accrued liabilities and expenses                                                                          46,078
                                                                                                            ---------------
Total Liabilities                                                                                                13,435,223
                                                                                                            ---------------
Net Assets                                                                                                  $   100,898,943
Investments at identified cost                                                                              $   106,742,843

NET ASSETS CONSIST OF:
-------------------------------------------------------------------------------------------------------------------------------
Undistributed net investment income                                                                         $       131,353
Accumulated net realized loss on securities sold, forward foreign-currency exchange contracts
    and foreign-currency transactions                                                                           (48,621,881)
Net unrealized depreciation of investments, forward foreign-currency exchange contracts
    and foreign-currency transactions                                                                              (551,558)
Shares of beneficial interest                                                                                       139,821
Additional paid-in capital                                                                                      149,801,208
                                                                                                            ---------------
Net Assets                                                                                                  $   100,898,943

NET ASSETS:
-------------------------------------------------------------------------------------------------------------------------------
Net Assets                                                                                                  $   100,898,943
Number of Fund shares outstanding                                                                                13,982,121
Net asset value, offering and redemption price per share outstanding                                        $          7.22

*Securities on loan at December 31, 2001 were valued at $6,457,202.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

MONTGOMERY VARIABLE SERIES
Statement of Operations: Year Ended December 31, 2001


NET INVESTMENT INCOME:                                                                                    EMERGING MARKETS FUND
-------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
Dividends (net of foreign withholding taxes of $129,989)                                                    $     2,487,005
Interest                                                                                                            183,765
Securities lending income (note 1)                                                                                   28,435
                                                                                                            ---------------
Total Income                                                                                                      2,699,205
                                                                                                            ---------------
EXPENSES:
Management fee (note 2)                                                                                           1,180,134
Custodian fee                                                                                                       173,553
Tax expense                                                                                                          49,950
Accounting expenses                                                                                                  38,466
Legal and audit fees                                                                                                 26,979
Printing fees                                                                                                        24,595
Custody overdraft expense                                                                                            20,907
Transfer agency and servicing fees                                                                                   14,829
Interest expense                                                                                                     11,617
Trustees' fees and expenses (note 2)                                                                                  8,619
Registration fees                                                                                                       305
Other expenses                                                                                                       29,488
                                                                                                            ---------------
Total Expenses                                                                                                    1,579,442
                                                                                                            ---------------
NET INVESTMENT INCOME                                                                                             1,119,763
                                                                                                            ---------------

NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
-------------------------------------------------------------------------------------------------------------------------------
Net realized loss from:
      Securities transactions                                                                                   (16,351,033)
      Foreign-currency transactions and forward foreign-currency exchange contracts                                (883,069)
                                                                                                            ---------------
Net Realized Loss on Investments                                                                                (17,234,102)
Net change in unrealized appreciation/depreciation of:
      Securities                                                                                                  8,678,190
      Foreign-currency transactions and forward foreign-currency exchange contracts                                  (8,278)
                                                                                                            ---------------
Net Change in Unrealized Appreciation/Depreciation of Investments                                                 8,669,912
                                                                                                            ---------------

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS                                                                  (8,564,190)
                                                                                                            ---------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                        $    (7,444,427)
                                                                                                            ---------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

MONTGOMERY VARIABLE SERIES
Statements of Changes in Net Assets

                                                                                                        EMERGING MARKETS FUND
-------------------------------------------------------------------------------------------------------------------------------
                                                                                                      YEAR ENDED     YEAR ENDED
                                                                                                       12/31/01       12/31/00
-------------------------------------------------------------------------------------------------------------------------------
INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS:
-------------------------------------------------------------------------------------------------------------------------------
Net investment income/(loss)                                                                         $  1,119,763  $   (461,108)
Net realized gain/(loss) on securities transactions, forward foreign-currency exchange contracts,
    foreign-currency transactions and other net assets                                                (17,234,102)    6,295,979
Net change in unrealized appreciation/depreciation of securities, forward foreign-currency exchange
    contracts, foreign-currency transactions and other net assets                                       8,669,912   (46,962,701)
                                                                                                     ------------  -------------
Net Increase/(Decrease) in Net Assets Resulting from Operations                                        (7,444,427)  (41,127,830)

BENEFICIAL INTEREST TRANSACTIONS:
-------------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease) from beneficial interest transactions (note 4)                                  7,613,212    10,661,414
                                                                                                     ------------  -------------
                                                                                                          168,785   (30,466,416)
Net Increase/(Decrease) in Net
NET ASSETS:
-------------------------------------------------------------------------------------------------------------------------------
Beginning of year                                                                                    $100,730,158  $131,196,574
End of Year                                                                                          $100,898,943  $100,730,158
Undistributed Net Investment Income/(Loss)                                                           $    131,353  $   (105,341)

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

MONTGOMERY VARIABLE SERIES
Financial Highlights

                                                                                             EMERGING MARKETS FUND

Selected Per-Share Data for the Year Ended:                                               FISCAL YEAR ENDED DECEMBER 31,
                                                                           ---------------------------------------------------------
                                                                                2001      2000        1999       1998       1997
NET ASSET VALUE - BEGINNING OF PERIOD                                      $    7.76   $   10.86   $    6.59   $  10.57   $  10.65
====================================================================================================================================
Net investment income/(loss)                                                    0.08       (0.03)       0.02       0.01       0.02
Net realized and unrealized gain/(loss) on investments                         (0.62)      (3.07)       4.25      (3.98)     (0.08)
------------------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease) in net assets resulting from investment operations     (0.54)      (3.10)       4.27      (3.97)     (0.06)
------------------------------------------------------------------------------------------------------------------------------------
Distributions:
Dividends from net investment income                                              --          --       (0.00)@    (0.01)     (0.02)
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE - END OF PERIOD                                            $    7.22   $    7.76   $   10.86   $   6.59   $  10.57
====================================================================================================================================
TOTAL RETURN*                                                                  (6.96)%    (28.55)%     64.81%    (37.53)%    (0.58)%
====================================================================================================================================
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
====================================================================================================================================
Net assets, end of year (in 000s)                                          $ 100,899   $ 100,730   $ 131,197   $ 72,323   $114,837
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income/(loss) to average net assets                     1.19%      (0.34)%      0.20%      0.67%      0.63%
------------------------------------------------------------------------------------------------------------------------------------
Net investment income/(loss) before deferral of fees by Manager            $    0.08   $   (0.03)  $    0.02   $   0.01   $   0.02
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                          118%        103%        124%       112%        71%
------------------------------------------------------------------------------------------------------------------------------------
Expense ratio including interest and tax expense                                1.67%       1.81%       1.65%      1.80%      1.76%
------------------------------------------------------------------------------------------------------------------------------------
Expense ratio before deferral of fees by Manager, including interest and
  tax expense                                                                   1.67%       1.81%       1.65%        --       1.81%
------------------------------------------------------------------------------------------------------------------------------------
Expense ratio excluding interest and tax expense                                1.59%       1.56%       1.62%      1.75%      1.75%
------------------------------------------------------------------------------------------------------------------------------------

* Total return represents aggregate total return for the periods indicated. @ Amount represents less than $0.01 per share.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS

The Montgomery Funds III (the "Trust ") is registered under the Investment Company Act of 1940, as amended (the "1940 Act "), as a diversified, open-end management investment company and was organized as a Delaware business trust on August 24, 1994. As of December 31, 2001, the Trust had two series: the Montgomery Variable Series: Growth Fund and the Montgomery Variable Series:
Emerging Markets Fund. In formation presented in these financial statements pertains to the Montgomery Variable Series: Emerging Markets Fund (the "Fund "). The Montgomery Variable Series: Growth Fund is presented under a separate cover.

1. SIGNIFICANT ACCOUNTING POLICIES:

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies.

a. PORTFOLIO VALUATION

Portfolio securities are valued using current market valuations: either the last reported sale price or, in the case of securities for which there is no reported last sale, the mean between the closing bid and ask prices.

Portfolio securities that are traded primarily on foreign securities exchanges or for which market quotations are readily available are generally valued at the last reported sale price on the respective exchanges or markets; except that when an occurrence subsequent to the time that a value was so established is likely to have changed said value, the fair value of those securities will be determined by consideration of other factors by or under the direction of the Board of Trustees or its delegates. Securities traded on the over-the-counter market or on the Nasdaq national market are valued at the mean between the last available bid and ask prices prior to the time of valuation.

Securities for which market quotations are not readily available (including restricted securities that are subject to limitations as to their sale) are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in accordance with methods authorized by the Trust's
Board of Trustees. Short-term securities with maturities of 60 days or less are carried at amortized cost, which approximates market value.

b. FOREIGN CURRENCY

The accounting records of the Fund are maintained in U.S. dollars. Investment securities and all other assets and liabilities of the Fund denominated in a foreign currency are translated into U.S. dollars at the exchange rate each day. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the exchange rate in effect on the date of the respective transactions.

The Fund does not isolate the portion of the fluctuations on investments resulting from changes in foreign-currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included with the net realized gain/(loss) and unrealized appreciation /(depreciation) from investments.

c. FORWARD FOREIGN-CURRENCY EXCHANGE CONTRACTS

The Fund typically does not hedge against movements in currency exchange rates. In certain limited circumstances, however, the Fund may engage in forward foreign-currency exchange contracts ("forward contracts") as a hedge in connection with portfolio purchases and sales of securities denominated in foreign currencies. A forward contract is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate.

Forward contracts are valued at the prevailing forward exchange rate of the underlying currencies, and unrealized gain/(loss) is recorded daily. Unrealized gains and losses that represent the difference between the value of the forward contract to buy and the forward contract to sell are included in net unrealized gain /(loss) from foreign-currency-related transactions.

Certain risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their co tracts. Additionally, when utilizing forward contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

d. REPURCHASE AGREEMENTS

The Fund may engage in repurchase agreements individually or jointly through a joint repurchase account with other series of the Trust and affiliated registered investment companies pursuant to a joint repurchase agreement. Under the terms of a typical repurchase agreement, the Fund takes possession of a government debt obligation as collateral. The Fund also agrees with the counterparty to allow the counterparty to repurchase, and the Fund to resell, the obligation at a specified date and price, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The value of the collateral is at least equal at all times to the total amount of the repurchase obligation, including interest. In the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred. There could be potential loss to the Fund in the event the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period in which the Fund seeks to assert its rights. The Fund's Manager, acting under the supervision of the Board of Trustees, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements to evaluate potential risks. The Fund may also participate on an individual or a joint basis in tri-party repurchase agreements that involve a counterparty and a custodian bank.

e. SECURITIES LENDING

The Fund may lend investment securities to investors who borrow securities to complete certain transactions. By lending investment securities, the Fund attempts to increase its net investment income through the receipt of interest earned on loan collateral. Any increase or decline in the market price of the securities loaned that might occur and any interest earned or dividends declared during the term of the loan would be for the account of the Fund. Risks of delay in recovery of the securities or even loss of rights in the collateral may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received.

The Fund receives cash as collateral in an amount equal to or exceeding 100% of the current market value of the loaned securities. Any cash received as collateral is invested by the securities lending agent in accordance with pre-established guidelines. A portion of the interest received on the loan collateral is retained by the Fund, and the remainder is rebated to the borrower of the securities. From the interest retained by the Fund, 25%is paid to the securities lending agent for its services. The net amount of interest earned after the interest rebate and allocation to the securities lending agent is included in the Statement of Operations as securities lending income. The values of loaned securities and the related collateral are included in the Statement of Assets and Liabilities.

f. DIVIDENDS AND DISTRIBUTIONS

Dividends from net investment income, if any, are declared and paid at least annually. Distributions of net realized capital gains (including net short-term capital gains) are distributed at least annually. Additional distributions of net investment income and capital gains for the Fund may be made to avoid the application of a 4% Non-deductible excise tax on certain undistributed amounts of ordinary income and capital gains. Income distributions and capital-gain distributions are determined in accordance with income-tax regulations, which may differ from generally accepted accounting principles in the United States of America. These differences are due primarily to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterizations of distributions made by the Fund.

Permanent book and tax differences incurred during the year ended December 31, 2001, resulting in reclassifications of $883,069 to decrease undistributed net investment income, $1,698,290 to increase accumulated net realized loss and $815,221 to decrease paid-in capital.

Permanent book and tax differences, if any, are not included in ending undistributed net investment income/(loss) for the purposes of calculating net investment income/(loss) per share in the Financial Highlights.

g. SECURITIES TRANSACTIONS AND INVESTMENT INCOME

Securities transactions are recorded on a trade date basis (the date the order to buy or sell is executed). Realized gain and loss from securities transactions are computed on the identified cost basis of the securities sold. Dividend income is recorded on the ex-dividend date. Dividend income on foreign securities is recorded as soon as the Fund is informed of the ex-dividend date. Interest income, including accretion/amortization of premium/discount on short-term investments, is recognized on the accrual basis.

h. FEDERAL INCOME TAXES

The Fund has elected and qualified, and it is the intention of the Fund to continue to qualify, as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code "), by complying with the applicable requirements of the Code and by making distributions of taxable income to shareholders sufficient to relieve the Fund of all or substantially all federal income taxes and excise taxes. Accordingly, no provisions for federal income taxes and excise taxes are required.

The Fund may be subject to foreign taxes on income, gains on investment or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based on its current interpretation of existing tax rules and regulations in the markets in which it invests.

i. EXPENSES

General expenses of the Trust are allocated to the Fund and other series of the Trust based o relative net assets. Operating expenses directly attributable to the Fund are charged to the Fund's operations.

2. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES:

a. Montgomery Asset Management, LLC, is the Fund's manager (the "Manager"). The Manager, a Delaware limited liability company, is an investment adviser registered with the Securities and Exchange Commission under the Investment Advisers Act of 1940, as amended. The Manager is a subsidiary of Commerzbank AG.

Pursuant to the Investment Management Agreement (the "Agreement") between the Manager and the Trust with respect to the Fund, the Manager provides the Fund with advice on buying and selling securities, manages the investments of the Fund including the placement of orders for portfolio transactions, furnishes the Fund with office space and certain administrative services, and provides the personnel needed by the Trust with respect to the Manager's responsibilities under the Agreement. For the year ended December 31, 2001, both the contractual and effective management fees was 1.25%.

Under the Operating Expense Agreement with the Trust, the Manager has agreed to reduce some or all of its management fee or absorb Fund expenses if necessary to keep the Fund's annual operating expenses, exclusive of any Rule 12b-1 fees, interest, extraordinary expenses or taxes, at or below 1.75%of the Average daily net assets of the Fund. Any reductions or absorptions made to the Fund by the Manager are subject to recovery within the following three years, provided the Fund is able to effect such reimbursement and remain in compliance with applicable expense limitations. The Operating Expense Agreement has a one-year term extendable for an additional year at the end of each fiscal year.

The Manager has not deferred or recouped any management fees during the year ended December 31, 2001. No recoupable balance is outstanding.

b. Montgomery Asset Management, LLC, serves as the Fund's administrator (the "Administrator"). The Administrator performs services with regard to various aspects of the Fund's administrative operations. The Administrator does not receive any compensation from the Fund for performing these services other than out-of-pocket expenses.

c. Certain officers and Trustees of the Trust are, with respect to the Trust's Manager, "affiliated persons" as defined in the 1940 Act. Each Trustee who is not an affiliated person receives an annual retainer totaling $65,000 per annum, as well as reimbursement for expenses, for services as Trustee of all Trusts advised by the Manager ($6,000 of which is allocated to The Montgomery
Funds (III).

3. SECURITIES TRANSACTIONS:

a. The aggregate amounts of purchases and sales of investment securities, other than short-term securities, for the year ended December 31, 2001, were $120,377,861 and $107,667,855, respectively.

b. At December 31, 2001, cost for federal income tax purposes were $108,296,952. Aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value for federal income-tax purposes were $9,542,911 and $11,637,466, respectively. The tax cost of investment securities for federal income tax purposes differs from cost as determined under generally accepted accounting principles because of wash sales.

c. Under an unsecured Revolving Credit Agreement with Bank of America N.A. and Credit Lyonnaise, the Fund, along with other Funds of The Montgomery Funds, The Montgomery Funds II and The Montgomery Funds III, may borrow (consistent with applicable law and its investment policies) up to 10%of its net asset value (or such lower limit applicable to such Fund), provided the aggregate funds borrowed do not exceed $75,000,000 per lender. Beginning December 17, 2001, the unsecured Revolving Credit Agreement was replaced with an unsecured Revolving Credit Agreement with J.P. Morgan Chase Bank, allowing each of the Funds to borrow up to 10%of its net asset value, provided the aggregate credit line balance does not exceed $60,000,000. For the year ended December 31, 2001, borrowings by the Fund under these agreements were as follows:

  AMOUNT OUTSTANDING         AVERAGE AMOUNT          MAXIMUM              AVERAGE                              AVERAGE DEBT
      AT 12/31/01              OUTSTANDING       DEBT OUTSTANDING      INTEREST RATE     AVERAGE SHARES          PER SHARE
------------------------------------------------------------------------------------------------------------------------------

          --                    $178,356            $4,300,000             4.46%           12,050,527               $0.01

The average amount outstanding during the year was calculated by totaling borrowings at the end of each day and dividing the sum by the number of days in the year ended December 31, 2001.

d. The schedule of forward foreign-currency exchange contracts at December 31, 2001, was as follows:

                                                                                                        NET UNREALIZED
   FOREIGN-CURRENCY                                                                                     APPRECIATION/
         AMOUNT                                             SETTLEMENT DATE   IN EXCHANGE FOR ($US)     (DEPRECIATION)
-------------------------------------------------------------------------------------------------------------------------

Forward Foreign-Currency Exchange Contracts to Receive
            256,680        Brazilian Real                       01/02/02          $ 110,116               $ (977)
          1,609,858        Thai Baht                            01/02/02             36,563                  165
                                                                                  ---------               ------
                           Total                                                  $ 146,679               $ (812)
                                                                                  =========               ======

                                                                                                                NET UNREALIZED
       FOREIGN-CURRENCY                                                                                          APPRECIATION/
            AMOUNT                                                SETTLEMENT DATE    IN EXCHANGE FOR ($US)      (DEPRECIATION)
-------------------------------------------------------------------------------------------------------------------------------

Forward Foreign-Currency Exchange Contracts to Deliver
        10,636,983       Czech Koruna                                 01/02/02             $ 298,347                $ 4,743
         1,577,220       Thai Baht                                    01/04/02                35,654                    (43)
         3,357,370       South African Rand                           01/07/02               279,635                 (3,110)
                                                                                           ---------                -------
                         Total                                                             $ 613,636                $ 1,590
                                                                                           =========                =======
                         Net Unrealized Appreciation                                                                $   778
                                                                                                                    =======

4. TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST:

The Trust has authorized an unlimited number of shares of beneficial interest which have a par value of $0.01. Transactions in shares of beneficial interest for the years indicated below were:

                                                 SHARES                                         DOLLARS
                      ---------------------------------------------------- --------------------------------------------------------
                                   ISSUED AS                                              ISSUED AS
                                  REINVESTMENT               NET INCREASE/               REINVESTMENT                NET INCREASE/
                         SOLD     OF DIVIDENDS   REDEEMED     (DECREASE)       SOLD      OF DIVIDENDS   REDEEMED      (DECREASE)
-----------------------------------------------------------------------------------------------------------------------------------
Year ended 12/31/01   23,907,384       --      (22,904,077)   1,003,307    $ 173,615,257       --     $(166,002,045) $  7,613,212
Year ended 12/31/00   22,020,412       --      (21,119,644)     900,768    $ 216,074,822       --     $(205,413,408) $ 10,661,414

At December 31, 2001, shareholders of the Fund with ownership of 10% or greater included one shareholder, comprising ownership of 89.24% of the aggregate shares outstanding.

5. FOREIGN SECURITIES:

The Fund purchases securities in emerging markets countries. Securities of foreign companies and foreign governments involve risks and considerations not typically associated with investing in U.S. companies and the U.S. government. These risks include, among others, revaluation of currencies, less-reliable information about issuers, different securities transactions clearance and settlement practices, and potential future adverse political and economic developments. These risks are heightened for investments in emerging markets countries. Moreover, securities of many foreign companies and governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. government.

6. CAPITAL LOSS CARRYFORWARDS:

At December 31, 2001, the Fund had available for federal income-tax purposes unused capital losses of $20,512,102 expiring in 2006, $6,669,748 expiring in 2007 and $19,234,614 expiring in 2009.

Under current tax law, net capital and currency losses realized after October 31 may be deferred and treated as occurring o the first day of the following fiscal year. For the fiscal year ended December 31, 2001, the Fund elected to defer net capital losses of $651,308 occurring between November 1, 2001, and December 31, 2001.

Such deferred losses will be treated as arising on the first day of the fiscal year ending December 31, 2002.

INDEPENDENT ACCOUNTS 'REPORT

TO THE BOARD OF TRUSTEES AND THE SHAREHOLDERS OF THE MONTGOMERY VARIABLE SERIES:
EMERGING MARKETS FUND:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Montgomery Variable Series:
Emerging Markets Fund (one of the portfolios constituting The Montgomery Funds III, hereafter referred to as the "Fund ") at December 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in then period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express a opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2001, by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
San Francisco, California
February 8, 2002

INFORMATION ON TRUSTEES AND OFFICERS FOR THE MONTGOMERY FUNDS III (UNAUDITED)

TRUSTEES

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                NUMBER OF
                                                                                               PORTFOLIOS
                                                                                                IN FUND
                                                               PRINCIPAL OCCUPATION             COMPLEX
NAME, ADDRESS AND YEAR BORN    POSITION HELD WITH FUND         DURING PAST 5 YEARS              OVERSEEN     LENGTH OF TIME SERVED
------------------------------------------------------------------------------------------------------------------------------------

John A. Farnsworth,            Disinterested Trustee     Partner of Korn/Ferry International     26          July 9, 1990 to present
One Embarcadero, Suite 2101,
San Francisco, CA 94111,
Born 1941

Andrew Cox,                    Disinterested Trustee     Independent investment consultant       26          July 9, 1990 to present
643 Gaylord Street,
Denver, CO 80206,
Born 1944

Cecilia H. Herbert,            Disinterested Trustee     Chairs the Investment Committee of      26          November 12, 1992 to
2636 Vallejo Street,                                     Archdiocese of San Francisco Finance                present
San Francisco, CA 94123,                                 Council, member of Boards of Groton
Born 1949                                                School and Catholic Charities of
                                                         San Francisco

R. Stephen Doyle,              Disinterested Trustee     Chairman of the Board of Trustees of    26          July 9, 1990 to present
101 California Street,                                   the Trusts
San Francisco, CA 94111,
Born 1939

F. Scott Tuck,                 Interested Trustee        Chairman and chief executive officer    26          January 1, 2002 to
101 California Street,                                   of Montgomery Asset Management                      present
San Francisco, CA 94111,
Born 1957

AFFILIATED OFFICERS
------------------------------------------------------------------------------------------------------------------------------------
George A. Rio,                President and Treasurer    Senior vice president of Business        26         June 30, 1998 to
60 State Street, Suite 1300,                             Development of                                      present
Boston, MA 02109,                                        BISYS Fund Services
Born 1955

Karen Jacoppo-Wood,           Vice President and         Counsel of BISYS Fund Services           26         September 10, 1997 to
60 State Street, Suite 1300,  Assistant Secretary                                                            present
Boston, MA 02109,
Born 1966

Christopher J. Kelley,        Vice President and         Vice president and senior counsel of     26         September 10, 1997 to
60 State Street, Suite 1300,  Assistant Secretary        BISYS Fund                                          present
Boston, MA 02109,                                        Services
Born 1964

Mary A. Nelson,               Vice President and         Senior vice president of Treasury        26         September 10, 1997 to
60 State Street, Suite 1300,  Assistant Treasurer        Services Group of                                   present
Boston, MA 02109,                                        BISYS Fund Services
Born 1964

Stacey Bufton,                Vice President and         Vice president and group manager of      26         May 31, 2001 to present
60 State Street, Suite 1300,  Assistant Treasurer        Treasury Services Group of BISYS
Boston, MA 02109,                                        Fund Services since June 1999. Prior
Born 1969                                                to that she was a unit manager at First
                                                         Data Investor Services Group, where she
                                                         was employed from October 1992 to June
                                                         1999.

Johanne Castro                Assistant Secretary        Senior legal associate of Montgomery     26         May 29, 1999 to present
101 California Street                                    Asset Management and previously at
San Francisco, CA 94111,                                 GT Global
Born 1963

Jason Wood,                   Assistant Secretary        Senior associate of Montgomery Asset     26         February 22, 2001 to
101 California Street,                                   Management                                          present
San Francisco, CA 94111                                  Mutual Fund Administration
Born 1971

Ellen O'Brien,                Assistant Secretary        Manager of Blue Sky Department at J.P.   26         February 22, 2001 to
73 Tremont Street                                        Morgan Investor Services                            present
Boston, MA 02108
Born 1957

This report and the financial statements contained herein are provided for the general information of the shareholders of The Montgomery Funds. This report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the Federal Deposit Insurance Corporation (FDIC) or any other agency and are subject to investment risk, including the possible loss of principal. Neither The Montgomery Funds nor Montgomery Asset Management, LLC, is a bank.

For more information on any other Montgomery Funds, including charges and expenses, visit our Web site at www.montgomeryasset.com or call (800) 232-2197, EXT. 6742.

Funds Distributor, Inc. 02/02

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                                                                             309